                                                                    EXHIBIT 10.2

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

  AMENDMENT NO. 3 AND WAIVER (this "Amendment"), dated as of August 9, 1999, to and under the Amended and Restated Revolving Credit Agreement, as amended by Amendment No. 1 and Consent No. 1, dated as of August 5, 1998, and Amendment No. 2, dated as of November 12, 1998 (the "Revolving Credit Agreement"), dated as of April 30, 1998, by and among TOTAL RENAL CARE HOLDINGS, INC., a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders"), DLJ CAPITAL FUNDING, INC., as Syndication Agent, FIRST UNION NATIONAL BANK, as Documentation Agent, and THE BANK OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent").

                                    RECITALS

  I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Revolving Credit Agreement.

  II. The Borrower has requested that the Administrative Agent and the Lenders agree to amend and waive certain provisions under the Revolving Credit Agreement upon the terms and conditions contained herein, and the Administrative Agent and the Required Lenders are willing to so agree.

  Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

  1. The Administrative Agent and the Required Lenders hereby waive compliance with Section 7.15 of the Revolving Credit Agreement from March 31, 1999 through and including March 15, 2000 (the "Waiver Period"), provided that each of the following conditions (the "Waiver Conditions") shall be, and shall at all times remain, satisfied:

    (a) the Leverage Ratio (calculated so as to exclude, to the extent included therein, certain one-time charges related to the fiscal quarters of the Borrower ended on March 31, 1999 and June 30, 1999, as disclosed in the July 18, 1999 press release of the Borrower, in an aggregate amount not to exceed $60,000,000 on a pre-tax basis (the "One-Time Charges")) during the Waiver Period shall not exceed 4.40:1.00 at any time,

    (b) the Aggregate Credit Exposure of all Lenders during the Waiver Period shall not exceed $650,000,000 at any time,

    (c) in addition to the terms, conditions and restrictions contained in the Revolving Credit Agreement, the use by the Borrower and any of its Subsidiaries of cash (including, without limitation, the proceeds of all Loans) during the period from July 1, 1999 through and including March 15, 2000 shall be solely for: (i) the ordinary working capital purposes of the Borrower and its Subsidiaries, (ii) Permitted Acquisitions, and (iii) other capital expenditures and corporate purposes of the Borrower and its Subsidiaries in amounts that do not materially exceed those outlined in the cash flow forecast of the Borrower distributed to the Lenders on July 30, 1999,

    (d) the total consideration for (i) all Permitted Acquisitions made after July 1, 1999 through and including March 15, 2000 shall not exceed in the aggregate $30,000,000, and (ii) all Foreign Acquisitions made after July 1, 1999 through and including March 15, 2000 shall not exceed in the aggregate $10,000,000,

    (e) for purposes of determining the Applicable Margin (including, without limitation, for purposes of calculating the LC Rate) and the Commitment Fee during the Waiver Period, the Leverage Ratio shall be calculated without excluding the One-Time Charges, and

    (f) during the period from July 1, 1999 through and including March 15, 2000 capital expenditures of the Borrower and its Subsidiaries (on a Consolidated basis determined in accordance with GAAP) attributable to the creation of new renal treatment centers or the relocation or expansion of existing renal treatment centers shall not exceed in the aggregate $60,000,000.

  2. Provided that (i) each of the Waiver Conditions shall be, and shall at all times remain, satisfied during the Waiver Period, and (ii) the total consideration paid in connection with all Foreign Acquisitions made after October 24, 1997 through August 9, 1999 (other than the merger of RTC into the Borrower pursuant to the RTC Merger Agreement as permitted by Amendment No. 1 and Consent No. 1, dated as of December 1, 1997, to the Existing Credit Agreement) does not exceed $73,000,000, the Administrative Agent and the Required Lenders hereby (A) waive any Default or Event of Default that occurred under Section 8.5(f)(C) through and including August 9, 1999, (B) amend Section 8.5(f)(C) by replacing the amount "$60,000,000" contained therein with the amount "$83,000,000", and (C) amend Section 8.5(f)(C) by inserting immediately after the date "October 24, 1997" contained therein the phrase "(other than the merger of RTC into the Borrower pursuant to the RTC Merger Agreement as permitted by Amendment No. 1 and Consent No. 1, dated as of December 1, 1997, to the Existing Credit Agreement)".

  3. Provided that each of the Waiver Conditions shall be, and shall at all times remain, satisfied, the Administrative Agent and the Required Lenders hereby waive any Default or Event of Default that may have occurred prior to the effectiveness of this Amendment (a) under or in connection with Section 4.21, 7.1(b) or 7.2(a), (b) due to any misrepresentation or miscertification made in (i) any Borrowing Request, Notice of Conversion/Continuation or Letter of Credit Request delivered to the Administrative Agent during the period from March 31, 1999 to but excluding the effective date of this Amendment or (ii) the Compliance Certificate delivered on May 17, 1999, in each case, with regard to clauses (a) and (b) above, due solely to the failure of the Borrower to incorporate the effects of the One-Time Charges in the financial statements delivered on May 17, 1999 in respect of the fiscal quarter of the Borrower ended on March 31, 1999, or (c) under or in connection with Section 9.1(g)(iii) or 9.1(k)(ii) as a result of any defaults that may have arisen under the Term Loan Facility that will be and remain waived pursuant to the Term Loan Waiver (as defined below).

  4. Effective at all times on and after August 9, 1999, clause (a) of the definition of "Applicable Margin" contained in Section 1.1 of the Revolving Credit Agreement is hereby amended and restated as follows:

    (a) at all times during the applicable periods set forth below and based on the most recently delivered Compliance Certificate of the Borrower: (i) with respect to the unpaid principal amount of Eurodollar Advances and Alternate Currency Advances, the percentage set forth below under the heading "Eurodollar Margin" and adjacent to such period, and (ii) with respect to the unpaid principal amount of ABR Advances, the percentage set forth below under the heading "ABR Margin" and adjacent to such period:

                                                             Eurodollar  ABR
                            Period                             Margin   Margin
                            ------                           ---------- ------
   When the Leverage Ratio is greater than 4.00:1.00........    2.75%    1.50%

   When the Leverage Ratio is less than or equal to
    4.00:1.00 but greater than 3.50:1.00....................    2.50%    1.25%

   When the Leverage Ratio is less than or equal to
    3.50:1.00 but greater than 3.00:1.00....................    2.25%    1.00%

   When the Leverage Ratio is less than or equal to
    3.00:1.00 but greater than 2.50:1.00....................    2.00%    0.75%

   When the Leverage Ratio is less than or equal to
    2.50:1.00 but greater than 2.00:1.00....................    1.75%    0.50%


                                                            Eurodollar  ABR
                            Period                            Margin   Margin
                            ------                          ---------- ------
   When the Leverage Ratio is less than or equal to
    2.00:1.00 but greater than 1.50:1.00...................    1.50%    0.25%

   When the Leverage Ratio is less than or equal to
    1.50:1.00..............................................    1.25%    0.00%

  5. The definitions of "Maturity Date" and "Special Counsel" contained in
Section 1.1 of the Revolving Credit Agreement are hereby amended and restated in their entirety as follows:

  "Maturity Date": March 31, 2003, or such earlier date on which the Notes shall become due and payable, whether by acceleration or otherwise.

  "Special Counsel": Bryan Cave LLP, special counsel to the Administrative
  Agent.

  6. Section 2.6(b) of the Revolving Credit Agreement is hereby amended and restated as follows:

    (b) Mandatory Periodic Reductions. The Aggregate Revolving Credit Commitments shall be reduced on each of the following dates by the amount set forth next to such date:

                                                             Aggregate Revolving
                                                             Credit Commitments
       Dates                                                     Reductions
       -----                                                 -------------------
       September 30, 2001...................................    $ 89,100,000
       September 30, 2002...................................    $148,400,000

  7. Section 2.10 of the Revolving Credit Agreement is hereby amended by (i) deleting the phrase "Alternate Base Rate" each time it appears in clause (a) thereof under the heading "RATE" and replacing it with the phrase "Alternate Base Rate plus the Applicable Margin" in each such instance, and (ii) deleting the phrase "Alternate Base Rate plus 2%" each time it appears in clause (b) thereof and replacing it with the phrase "Alternate Base Rate plus the Applicable Margin plus 2%" in each such instance.

  8. Effective at all times on and after August 9, 1999, Section 3.1(a) of the Revolving Credit Agreement is hereby amended by replacing the table contained therein with the following:

                                                                Commitment Fee
   Pricing Level                                                  Percentage
   -------------                                                --------------
   When the Leverage Ratio is equal to or greater than
    3.75:1.00..................................................     0.500%

   When the Leverage Ratio is less than 3.75:1.00 but equal to
    or greater than 3.50:1.00..................................     0.350%

   When the Leverage Ratio is less than 3.50:1.00 but equal to
    or greater than 3.00:1.00..................................     0.300%

   When the Leverage Ratio is less than 3.00:1.00 but equal to
    or greater than 2.00:1.00..................................     0.250%

   When the Leverage Ratio is less than 2.00:1.00 but equal to
    or greater than 1.50:1.00..................................     0.200%

   When the Leverage Ratio is less than 1.50:1.00..............     0.175%

  9. Section 7.2 of the Revolving Credit Agreement is hereby amended by adding to the end thereof the following new clauses (j) and (k):

    (j) A certificate no later than five Business Days prior to the consummation of any Permitted Acquisition made after July 1, 1999 through and including March 15, 2000: (i) identifying such Permitted Acquisition,
  (ii) specifying the total consideration to be paid with respect to such Permitted Acquisition, the aggregate total consideration paid with respect to all Permitted Acquisitions (including such proposed Permitted Acquisition) made after July 1, 1999 through and including March 15, 2000 and such other information as the Administrative Agent shall reasonably require, and (iii) certifying that immediately before and after giving effect thereto no Default or Event of Default shall exist.

    (k) On August 16, 1999 and thereafter within ten days after the end of each calendar month through March 15, 2000, a report specifying (in a format reasonably acceptable to the Administrative Agent): (i) Permitted Acquisitions made (A) during such immediately preceding calendar month and
  (B) made after July 1, 1999 through the end of the immediately preceding calendar month, (ii) capital expenditures of the Borrower and its Subsidiaries (on a Consolidated basis determined in accordance with GAAP) attributable to the creation of new renal treatment centers or the relocation or expansion of existing renal treatment centers made (A) during such immediately preceding calendar month and (B) made from July 1, 1999 through the end of the immediately preceding calendar month, and (iii) an accounts receivable aging summary by account debtor group.

  10. On or before August 16, 1999, the Borrower shall deliver to the Administrative Agent a revised Compliance Certificate for the fiscal quarter of the Borrower ended on March 31, 1999, which shall recalculate the Leverage Ratio to reflect the One-Time Charges. The Applicable Margin and the Commitment Fee for the period from May 17, 1999 (the date the Borrower delivered the original Compliance Certificate for the fiscal quarter of the Borrower ended on March 31, 1999), to and including the date the next Compliance Certificate is delivered or is required to be delivered shall be based on such revised Leverage Ratio. On or before August 20, 1999, the Borrower shall pay to the Administrative Agent, for distribution to the Lenders, any additional interest, Commitment Fees and Letter of Credit Fees that accrued under the Revolving Credit Agreement and the Revolving Credit Notes during the period from and including May 17, 1999, to and including August 19, 1999, as a result of any increase in the Applicable Margin or Commitment Fee caused by the One-Time Charges, to the extent that any such accrued additional interest, Commitment Fees or Letter of Credit Fees would have been payable on any Interest Payment Date or other applicable payment date during such period. All such additional interest, Commitment Fees and Letter of Credit Fees that have accrued under the Revolving Credit Agreement and the Revolving Credit Notes on and after May 17, 1999 but that have not been paid on or before August 19, 1999, shall continue to be owed under the Revolving Credit Agreement and the Revolving Credit Notes, and shall be paid in accordance with the Revolving Credit Agreement on the next applicable Interest Payment Date or other applicable payment date. Section 3.1(a) of the Revolving Credit Agreement and the definition of "Applicable Margin" in Section 1.1 of the Revolving Credit Agreement, each as in effect immediately prior to August 9, 1999, shall continue to govern the calculation of interest, Commitment Fees and Letter of Credit Fees payable thereunder for periods prior to such date.

  11. The Administrative Agent and the Required Lenders hereby consent to the Term Loan Waiver.

  12. Exhibit D to the Credit Agreement is hereby amended and restated in the form of Exhibit D attached hereto.

  13. Paragraphs 1--12 of this Amendment shall not become effective until the satisfaction of all of the following conditions precedent:

    (a) The Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Guarantors, the Pledgors, the Administrative Agent and the Required Lenders.

    (b) Receipt by the Administrative Agent, for the account of each Lender that shall have executed and delivered this Amendment (without any reservation or condition) to the Administrative Agent before 5:00 p.m. (New York City time) on August 9, 1999, of a non-refundable fee in an amount equal to 0.25% of the Revolving Credit Commitment of such Lender.

    (c) The Limited Waiver and Second Amendment to Amended and Restated Term Loan Agreement, dated as of the date hereof and substantially in the form of Annex I hereto (the "Term Loan Waiver"), shall have become effective prior to or simultaneously herewith, and the Administrative Agent shall have received an executed copy thereof.

    (d) The Administrative Agent shall have received a certificate, dated the effective date of this Amendment, of the Secretary or Assistant Secretary of the Borrower (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by it to authorize this Amendment and the transactions contemplated hereby, and (ii) setting forth the incumbency of its officer or officers (including therein the signature specimen of such officer or officers) who may sign this Amendment, any Loan Document or any other document, notice or certificate executed and delivered in connection with any Loan Document.

    (e) The Administrative Agent shall have received an opinion of general counsel of the Borrower, the Guarantors and the Pledgors, dated the effective date of this Amendment and addressed to the Administrative Agent, the Collateral Agent, the Documentation Agent, the Syndication Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent.

  14. Without limiting the generality of the provisions of Section 11.1 of the Revolving Credit Agreement, the waivers set forth in this Amendment shall be limited precisely as written and nothing in this Amendment shall be deemed to:
(a) constitute a waiver of any Defaults or Events of Default arising in any other instance or a waiver of any other term, provision or condition of the Revolving Credit Agreement or any other instrument or agreement referred to therein; or (b) prejudice any right or remedy that the Administrative Agent, the Collateral Agent, the Swing Line Lender, the Letter of Credit Issuer or any Lender may now have (except to the extent such right or remedy was based upon any existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Revolving Credit Agreement or any other instrument or agreement referred to therein.

  15. The Borrower hereby acknowledges and agrees that all costs, fees and expenses as described in Section 11.5 of the Revolving Credit Agreement incurred by the Administrative Agent, the Syndication Agent, the Co-Arrangers, and Special Counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower and shall be promptly paid by the Borrower following the submission of an invoice therefor.

  16. On the date hereof, each Credit Party hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents (as amended by this Amendment) and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, and (c) represents and warrants that, after giving effect to the effectiveness of this Amendment, no Default or Event of Default has occurred and is continuing, and that each of the representations and warranties made by it in the Loan Documents (as amended by this Amendment) to which it is a party is true and correct with the same effect as though such representation and warranty had been made on the date hereof.

  17. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

  18. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

  19. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF
NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  [Remainder of page intentionally left blank]

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

  AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

                                          TOTAL RENAL CARE HOLDINGS, INC.

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          THE BANK OF NEW YORK, Individually,
                                           as the Letter of Credit Issuer, as
                                           the Swing Line Lender and as
                                           Administrative Agent

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          DLJ CAPITAL FUNDING, INC.,
                                           Individually and as Syndication
                                           Agent

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          FIRST UNION NATIONAL BANK,
                                           Individually and as Documentation
                                           Agent

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          ABN AMRO BANK N.V.

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          ALLIED IRISH BANKS, P.L.C., CAYMAN
                                           ISLANDS BRANCH

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          BANCO ESPIRITO SANTO E COMERCIAL DE
                                           LISBOA, NASSAU BRANCH

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          BANK LEUMI TRUST COMPANY OF NEW YORK

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          THE BANK OF NOVA SCOTIA

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          BANQUE NATIONALE DE PARIS

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          BHF (USA) CAPITAL CORPORATION

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          CITY NATIONAL BANK

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          BANK OF AUSTRIA CREDITANSTALT
                                           CORPORATE FINANCE, INC.

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          CREDIT LYONNAIS NEW YORK BRANCH

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          DEUTSCHE BANK AG, NEW YORK AND/OR
                                           CAYMAN ISLANDS BRANCHES

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          DRESDNER BANK AG, NEW YORK BRANCH
                                           AND GRAND CAYMAN BRANCH

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          FLEET NATIONAL BANK

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          THE FUJI BANK, LIMITED

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          HIBERNIA NATIONAL BANK

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                           LOS ANGELES AGENCY

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          KBC BANK

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          GE CAPITAL CORP.

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          MELLON BANK, N.A.

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          MICHIGAN NATIONAL BANK

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          THE MITSUBISHI TRUST AND BANKING
                                           CORPORATION

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          NATIONAL CITY BANK OF KENTUCKY

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          PARIBAS

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          COOPERATIEVE CENTRALE RAIFFEISEN-
                                           BOERENLEENBANK B.A, "RABOBANK
                                           NEDERLAND", NEW YORK BRANCH

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          ROYAL BANK OF CANADA

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          THE ROYAL BANK OF SCOTLAND PLC

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          THE SANWA BANK, LIMITED

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          SOCIETE GENERALE

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          STB DELAWARE FUNDING TRUST I

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          SUNTRUST BANK, NASHVILLE, N.A.

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          THE TOKAI BANK, LIMITED

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          THE TOYO TRUST & BANKING CO., LTD.,
                                           Los Angeles Agency

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          UNION BANK OF CALIFORNIA, N.A.

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                          U.S. BANK NATIONAL ASSOCIATION

                                          By: _________________________________

                                          Name: _______________________________

                                          Title: ______________________________

                           AMENDMENT NO. 3 AND WAIVER
                                  TO AND UNDER
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

AGREED AND CONSENTED TO:

TOTAL RENAL CARE, INC.
TOTAL RENAL CARE ACQUISITION CORP.
RENAL TREATMENT CENTERS, INC.
RENAL TREATMENT CENTERS--MID-ATLANTIC, INC.
RENAL TREATMENT CENTERS--NORTHEAST, INC.
RENAL TREATMENT CENTERS--CALIFORNIA, INC.
RENAL TREATMENT CENTERS--WEST, INC.
RENAL TREATMENT CENTERS--SOUTHEAST, INC.

Each by: ____________________________

Name: _______________________________

Title: ______________________________

TRC WEST, INC.

By: _________________________________

Name: _______________________________

Title: ______________________________